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Exhibit 4.1

Number

Common Stock
    Shares

SEE REVERSE SIDE FOR
CERTAIN DEFINITIONS

S E N T O
INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH • TRANSFERABLE IN THE CITY OF SALT LAKE CITY, UTAH

CUSIP 816918 10 6
CUSIP 816918 20 5

THIS CERTIFIES THAT	SEE LEGEND ENDORSED ON REVERSE SIDE
*****RESTRICTED SECURITIES******
[Name]
IS THE RECORD HOLDER OF [Number of Shares]
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $.25 PAR VALUE OF
SENTO CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registered by the Registrant.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. [CERTIFICATE OF STOCK]

Dated: [Date]

COUNTERSIGNED AND REGISTERED
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT
AND REGISTRANT

[/s/ Stanley J. Cutler] SECRETARY	[CORPORATE SEAL]	BY

AUTHORIZED OFFICER

SENTO CORPORATION

        A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation and upon the holders thereof as established by the Restated Articles of Incorporation, as amended, or by any statement of determination of preferences, and the number of shares constituting each series or class and the designations thereof, may be obtained by any shareholder of the Corporation upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

        The Board of Directors of the Corporation has authority to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any wholly unissued series of Preferred Shares, and to fix the number of hares constituting any such series and the designation thereof, in accordance with the provisions of Article III of the Restated Articles of Incorporation, as amended.

        The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenant in common	UNIF GIFT MIN ACT		Custodian
TEN ENT	-	as tenants by the entireties		(Cust)		(Minor)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act(State)
			UNIF TFR MIN ACT		Custodian (until age)
(Cust)
under Uniform Transfers (Minor) to Minors Act (State)

Additional abbreviations may also be used

FOR VALUE RECEIVED,                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the common stock represented by the within Certificate, and do hereby Irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
X
X
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF THE COMPANY'S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER THE SAID ACT.
By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR, INSTITUTION(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.

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  Exhibit 4.1